Exhibit 10.2

January      2016

Authentidate Holding Corp.

Connell Corporate Center

300 Connell Drive, 5th Floor

Berkeley Heights, NJ 07922

Attn: Ian C. Bonnet, Chief Executive Officer

Dear Mr. Bonnet:

Re:	Lockup Agreement of [AEON MEMBER]

The undersigned is a current member of Peachstate Health Management LLC, (d/b/a AEON Clinical Laboratories), a limited liability company formed under the laws of the state of Georgia (“Target”).

The undersigned understands that Authentidate Holding Corp. (the “Company”) is proposing to enter into a transaction with Target, which provides for the acquisition by the Company (the “Transaction”) of all of the outstanding membership interests of Target by the Company such that following the closing of the Transaction, Target will be a wholly-owned subsidiary of the Company. The Transaction is proposed to be accomplished in several steps, and the Company entered into a definitive transaction agreement with Target to evidence the terms and conditions of the Transaction (the “Transaction Agreement”). The undersigned further understands that it is a condition to the closing of the Transaction that it enters into this Agreement with the Company.

Following the effective date of the Transaction, the undersigned will receive one or more of the following securities issued by the Company: shares of common stock (the “Common Stock”); shares of convertible preferred stock of the Company (the “Preferred Stock”); Restricted Stock Units (the “RSUs”); Common Stock Purchase Warrants (the “Warrants”); and certain stock options which have expiration dates subsequent to the “Measurement Date” (as defined below) (the “Options”).

The shares of Common Stock, shares of Preferred Stock, shares of Common Stock which may be issued upon the conversion of the Preferred Stock, and shares of Common Stock which may be issued upon the vesting of the RSUs, may be collectively referred to herein as “Capital Stock”. The undersigned further agrees that the term “Capital Stock” shall also include any shares of Common Stock which may be acquired by the undersigned subsequent to the date of this Agreement, including shares of Common Stock which may be issued in payment of dividends on shares of Preferred Stock. The Warrants and Options may be referred to herein as the “Derivative Securities”. For purposes of clarity, the term “Derivative Securities” shall not include shares of Preferred Stock. In addition, shares of Common Stock which may be issued upon the conversion or exercise of any of the Derivative Securities may be referred to herein as the “Underlying Shares”. The Derivative Securities, Underlying Shares and the Capital Stock may be referred to herein as the “Covered Securities”. Further, as used in this Agreement, the phrase “Measurement Date” means the date that is the three (3) year anniversary of the date of the initial closing as contemplated by the Transaction Agreement; provided that if the Certificate of Amendment (as defined below) is filed with the Delaware Secretary of State, the Measurement Date will thereafter be the first to occur of such three (3) year anniversary and the Expiration Date, as defined therein.

1. Restrictions on Exercise or Conversion of Derivative Securities

(a) In connection with the Transaction, the undersigned hereby agrees that effective as of the date of this Agreement (the “Effective Date”) and through the occurrence of the Permitted Conversion/Exercise Event (as defined below), none of the Derivative Securities whether now or hereinafter owned by him, her or it shall be convertible or exercisable in any manner and the undersigned shall have no right to convert or exercise such Derivative Securities unless and until the occurrence of the Permitted Conversion/Exercise Event. Accordingly, from and after the Effective Date and until the Permitted Conversion/Exercise Event has occurred, the undersigned agrees that any attempt to convert or exercise any of the Derivative Securities shall be null and void. In addition, notwithstanding anything in any of the certificates or agreements evidencing any of the Derivative Securities to the contrary, during the period from the Effective Date through the occurrence of the Permitted Conversion/Exercise Event, the Company shall not be obligated to reserve any shares of Common Stock from its authorized shares of Common Stock for issuance upon the conversion or exercise of the Derivative Securities.

(b) As used herein, the “Permitted Conversion/Exercise Event” shall mean the first to occur of (A) the termination of the Transaction Agreement in accordance with its terms or (B) at 12:01 a.m. (Eastern Time) on the Measurement Date.

(c) Notwithstanding the foregoing, however, the Company agrees that the restrictions set forth in Section 1(a) of this Agreement may terminate prior to the occurrence of the Permitted Conversion/Exercise Event solely with respect to Derivative Securities upon the determination of the board of directors of the Company to waive such restrictions.

2. Transferability Restrictions

(a) During the period commencing on the Effective Date and ending at 12:01 a.m. (Eastern Time) on the earliest of (A) the Measurement Date, (B) the termination of the Transaction Agreement in accordance with its terms, or (C) any earlier termination of this Agreement, unless sooner waived by the board of directors of the Company (such period referred to herein as the “Lock-Up Period”), the undersigned will not, directly or indirectly, through an “affiliate”, “associate” (as such terms are defined in the General Rules and Regulations under the Securities Act of 1933, as amended (the “Securities Act”)), a family member or otherwise, offer, pledge, hypothecate, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise dispose of, or transfer or grant any rights with respect thereto in any manner (collectively, a “Transfer”), any of the Covered Securities (i) to any Person who is the beneficial or record owner of 5.0% or more of the Company’s Common Stock or (ii) to any Person who, to the best of the undersigned’s knowledge, may become a beneficial owner of 5.0% or more of the Company’s Common Stock as a result of such transaction. The undersigned agrees that prior to any proposed Transfer of a Covered Security, the undersigned will send notice to the Company of the proposed Transfer which sets forth the number of Covered Securities to be Transferred and the identity of the transferee (if known), and the undersigned will not Transfer any Covered Security without the prior written consent (which may be provided via e-mail) of the Chief Executive Officer of the Company (or his designee), which consent shall not be withheld unless such Transfer would be reasonably likely to result in a material adverse effect on the Company; provided; further, that the Company will use its best efforts to cause the Chief Executive Officer of the Company (or his designee) to respond to the undersigned no later than forty-eight (48) hours after the Company receives notice of the proposed Transfer. Further, the undersigned will not, during the Lock-Up Period, enter into any swap or any other agreement or any transaction that transfers, in whole or part, directly or indirectly, the economic consequence of the ownership of the Covered Securities without the prior written consent of the Chief Executive Officer of the Company (or his designee), as determined in good faith, to be received in accordance with the provisions of the immediately preceding sentence.

(b) Notwithstanding the foregoing, however, such Covered Securities may be sold or otherwise transferred in a private transaction to an affiliate of the undersigned during the Lock-Up Period so long as the acquirer of the Covered Securities by written agreement with the Company entered into at the time of the transfer and delivered to the Company prior to the consummation of such transaction, agrees to be bound by the terms of this Agreement.

(c) As used in this Agreement, a “Person” shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture or other entity or a governmental authority. Further, in order to determine the beneficial ownership of a proposed buyer of Covered Securities, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.

3. Other Agreements

(a) In consideration of the agreement by the undersigned to the restrictions against exercisability, conversion and transfer as set forth herein, the Company hereby agrees that the relevant section of each of the Warrants held by the undersigned is hereby amended to modify the definition of the term “Expiration Date” such that from and after the effective date of this Agreement, the term “Expiration Date” shall be such date that is the three (3) year anniversary date of the current expiration date of each such Warrant; provided that the provisions of this Section will not apply to any Warrant that has an Expiration Date after January 1, 2022 immediately prior to the Effective Date.

(b) The undersigned hereby agrees to the imprinting of a legend on any of the certificates or agreements evidencing the Covered Securities held by it summarizing the restrictions agreed to by it pursuant to this Agreement.

(c) Following the consummation of the initial closing of the Transaction in accordance with the Transaction Agreement, if the undersigned was an affiliate of the Company (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended) prior to such initial closing but that is no longer an affiliate of the Company following the initial closing and has not been an affiliate for at least ninety (90) days (as determined by the board of directors of the Company) may request that the Company instruct its stock transfer agent to remove all legends on the securities issued by the Company and held by the undersigned for at least one (1) year that were placed on such securities solely because the undersigned may have previously been an affiliate of the Company. Unless the board of directors otherwise determines, following such a request and upon the delivery by the undersigned of all certificates, certifications and other documents requested by the Company, the Company shall instruct its stock transfer agent to remove all legends placed on the Company securities held by the undersigned solely because of its former status as an affiliate of the Company.

(d) At the meeting of the stockholders of the Company to be convened pursuant to the Transaction Agreement, the Company hereby agrees to use commercially reasonable best efforts to seek the approval of its stockholders of an amendment to its certificate of incorporation (the “Certificate of Amendment”) to restrict the ability of a person who is not, as of the date hereof, an owner of more than 4.99% of-the outstanding shares of the Company’s Common Stock from becoming an owner of more than 4.99% of the outstanding shares of the Company’s Common Stock until the occurrence of the Permitted

Conversion/Exercise Event. The Company further agrees that if the stockholders of the Company approve the foregoing amendment to the Company’s certificate of incorporation, then upon the filing by the Company of the appropriate Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware, the transfer restrictions set forth in Section 2(a) of this Agreement, solely with respect to shares of Common Stock now held or subsequently acquired by the undersigned, shall immediately terminate without any further action on the part of the Company or the undersigned.

4.	Representations of the Undersigned

(a) The undersigned acknowledges and understands that unless and until the Permitted Conversion/Exercise Event occurs, the undersigned will be unable to convert or exercise the Derivative Securities, except as expressly provided for in this Agreement. It is further agreed and acknowledged that upon the occurrence of the Permitted Conversion/Exercise Event, the restrictions set forth in Section 1 of this Agreement shall automatically expire without any further action on the part of either the Company or the undersigned.

(b) The undersigned (i) is an investor familiar with the business of the Company, (ii) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of this investment decision and make an informed decision, (iii) has the ability to bear the economic risks of this decision, (iv) has had an opportunity to ask such questions and make such inquiries concerning the Company and has received such information regarding the Company, its business, its financial condition and its prospects as the undersigned has determined to be necessary, and (v) is an “accredited investor” as that term is defined under Rule 501(a) under Regulation D under the Securities Act (the provisions of which are known to the undersigned).

(c) The undersigned further represents that it has the full right, power, legal capacity and authority to enter into this agreement and to complete the transactions herein contemplated and that this agreement constitutes a valid and binding obligation of the undersigned, and is enforceable against the undersigned in accordance with its terms.

5. Confidentiality

THIS AGREEMENT MAY BE DEEMED TO CONSTITUTE MATERIAL NON-PUBLIC INFORMATION OF THE COMPANY. SECURITIES LAWS RESTRICT ANY PERSON WHO HAS MATERIAL NON-PUBLIC INFORMATION CONCERNING THE COMPANY (INCLUDING THE MATTERS WHICH ARE THE SUBJECT OF THIS AGREEMENT) FROM PURCHASING OR SELLING SECURITIES OF THE COMPANY OR FROM COMMUNICATING SUCH INFORMATION TO ANY OTHER PERSON. THE UNDERSIGNED (BY ACCEPTANCE OF THIS AGREEMENT) AGREES THAT IT SHALL NOT PURCHASE OR SELL SECURITIES OF THE COMPANY WITH THE KNOWLEDGE OF THE MATTERS DESCRIBED IN THIS AGREEMENT UNTIL SUCH TIME AS THE MATTERS DESCRIBED IN THIS AGREEMENT ARE PUBLICLY DISCLOSED BY THE COMPANY OR ARE OF NO FORCE OR EFFECT.

THE UNDERSIGNED (BY RECEIPT OF THIS AGREEMENT) AGREES TO KEEP THE COMPANY’S CONFIDENTIAL INFORMATION (INCLUDING THE INFORMATION CONTAINED HEREIN) STRICTLY CONFIDENTIAL AND NOT TO DISCLOSE SUCH CONFIDENTIAL INFORMATION (INCLUDING THE EXISTENCE OR CONTENTS OF THIS AGREEMENT) TO ANYONE OTHER THAN ITS ADVISORS, INCLUDING COUNSEL AND ACCOUNTANTS, FOR THE SOLE PURPOSE OF EVALUATING THE MATTERS DESCRIBED HEREIN; PROVIDED THAT THE UNDERSIGNED MAY DISCLOSE SUCH CONFIDENTIAL INFORMATION IN

FILINGS UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, OR AS OTHERWISE REQUIRED BY APPLICABLE SECURITIES LAWS. THE UNDERSIGNED AGREES TO USE THE INFORMATION CONTAINED HEREIN ONLY FOR THE PURPOSE OF EVALUATION THE MATTERS DESCRIBED IN THIS AGREEMENT AND FOR NO OTHER PURPOSE. ACCORDINGLY, THE UNDERSIGNED AGREES NOT TO PURCHASE, SELL, HYPOTHECATE, PLEDGE OR HEDGE ANY SECURITIES OF THE COMPANY UNTIL SUCH TIME AS THE MATTERS DESCRIBED IN THIS AGREEMENT ARE PUBLICLY DISCLOSED BY THE COMPANY (WHICH THE COMPANY AGREES TO DO BEFORE OR PROMPTLY AFTER THE INITIAL CLOSING) OR OF NO FORCE OR EFFECT.

6. General Matters

(a) The undersigned hereby agrees that the arrangements and restrictions set forth herein shall not give rise to any breach by the Company of the Company’s obligations under any of the Covered Securities held by it.

(b) This Agreement may be signed in counterparts and shall become effective as if executed in a single, complete document upon its execution by the parties. Facsimile signatures of the undersigned parties will have the same force and effect as original signatures. This Agreement contains the entire agreement and understanding of the parties with respect to its subject matter and supersedes all prior arrangements and understandings between the parties, either written or oral, with respect to its subject matter. The provisions of this Agreement shall not be waived, modified, amended, altered or supplemented, in whole or in part, except by a writing signed by all the parties hereto. The failure or neglect of the Company to insist, in any one or more instances, upon the strict performance of any of the terms or conditions of this Agreement, or its waiver of strict performance of any of the terms or conditions of this Agreement, shall not be construed as a waiver or relinquishment in the future of such term or condition, but the same shall continue in full force and effect.

(c) Notwithstanding any other provision of this Agreement, this Agreement will not become effective unless prior to, contemporaneously herewith, or within thirty (30) days following the date hereof, agreements that are in form and substance substantially similar in all material respects to this Agreement (“Substantially Identical Agreements” and together with this Agreement “Lockup Agreements”) have been signed by all Persons set forth on Schedule A to this Agreement which such Persons constitute: (i) all the executive officers and directors of the Company as of the date hereof, (ii) each holder of 5% or more of the outstanding Common Stock of the Company determined in the same manner as is used for determining whether a holder is subject to Section 13(d) under the Securities Exchange Act of 1934, as amended (“5% Holder”), and (iii) each Person, to the actual knowledge of the Company, which would currently be a 5% Holder if all Derivative Securities held by it were currently exercisable or convertible (“Other 5% Holder”) without regard to any beneficial ownership limitations or other restrictions on exercise or conversion set forth in the certificates representing such Derivative Securities held by it. Schedule A lists all Persons described in clauses (i) through (iii) above that are requested to execute the Lockup Agreements pursuant to this Section. The term “Signing Holders” will mean all persons and entities who have signed Lockup Agreements, including the undersigned under this Agreement, and the term “Diluted Holdings” shall mean all shares of Common Stock held by a holder, together with all shares of Common Stock issuable upon exercise or conversion of all Preferred Stock, Derivative Securities and other securities held by such holder which are convertible into or exercisable for shares of Common Stock of the Company.

(d) Notwithstanding any other provision of this Agreement, (i) prior to the date that the Company files with the Secretary of State of the State of Delaware the Certificate of Amendment, the Company will not terminate, release, waive or otherwise modify the restrictions of Section 2(a) of this

Agreement on any shares of Capital Stock for any Signing Holder unless the same is offered to all Signing Holders, determined on a pro rata basis, in proportion to the Diluted Holdings of the requesting Signing Holder which the Company agrees to release to all the Diluted Holdings of the requesting Signing Holder immediately prior to such release; in each case subject to a Lockup Agreement; (ii) the Company will not terminate, release, waive or otherwise modify the provisions of paragraph 1(a) with respect to Derivative Securities held by any Signing Holder, unless the same is offered to all Signing Holders with respect to the Derivative Securities held by the Signing Holders on a pro rata basis, in proportion to the Derivative Securities of the requesting Signing Holder which the Company agrees to release to all the Derivative Securities of the requesting Signing Holder immediately prior to such release; in each case subject to a Lockup Agreement; and (iii) the Company will not give its consent to any Transfer requested by a Signing Holder under paragraph 2(a) above if the Transfer could adversely affect any other Signing Holder’s ability to obtain the Company’s consent of a similar Transfer of the Selling Percentage (as defined below) of its Diluted Holdings unless all Signing Holders are notified and permitted to sell their pro rata percentage of their Diluted Holdings (as determined in accordance with clause (i) of this Section 6(d)). The term “Selling Percentage” means the percentage that the number of shares of Covered Securities that a Signing Holder may Transfer as determined in accordance with clause (i) of this Section 6(d).

The Company agrees that in order to best ensure the fair and reasonable exercise of rights pursuant to this Section 6(d) by the Signing Holders, the Company shall, upon its receipt by a requesting Signing Holder of any request to Transfer Covered Securities or to take any action otherwise contemplated in this Section 6(d), the Company shall promptly notify the other Signing Holders of the request submitted to the Company and shall advise such other Signing Holders of their rights hereunder. In the event that following such notice, the Company determines that to permit Signing Holders to exercise their rights hereunder would adversely affect the Company or the other Signing Holders, then the Company shall have the authority to (i) deny any requested Transfers of Capital Stock or conversions or exercises of Derivative Securities or (ii) proportionally reduce, as determined in the first paragraph of this Section 6(d), the number of Covered Securities that the Signing Holders may Transfer or the number of Derivative Securities that the Signing Holders may convert or exercise, as the case may be. For the purpose of clarity, to the extent a Signing Holder wishes to Transfer Covered Securities or convert or exercise Derivative Securities, such action must be taken within thirty (30) days of the date that the Company notifies the Signing Holders of the extent to which such action may be taken pursuant to this Section 6(d), following which, the right of a Signing Holder to Transfer such Covered Securities or convert or exercise such Derivative Securities shall expire unless it subsequently requests another opportunity to take such action.

(e) This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law. The undersigned parties hereby irrevocably submit to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waive, and agree not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.

(f) The undersigned is not entitled to cancel, terminate or revoke this Agreement and it shall survive the death or disability of the undersigned and shall be binding upon his/her/its heirs, executors, administrators, successors, legal representatives, and permitted assigns.

(g) The undersigned acknowledges and agrees that the Company’s remedy at law for a breach or threatened breach of any of the provisions of this Agreement would be inadequate and, in recognition of this fact, in the event of a breach or threatened breach by the undersigned of any of the provisions of this Agreement it is agreed that, in addition to its remedy at law, the Company shall be entitled, without posting any bond, to equitable relief in the form of specific performance, temporary restraining order, temporary or permanent injunction or any other equitable remedy which may then be available. Nothing herein contained shall be construed as prohibiting the Company from pursuing any other remedies available to it for such breach or threatened breach.

(h) The undersigned has been advised and had the opportunity to consult with an attorney or other advisor prior to executing this agreement. The undersigned understands, confirms and agrees that neither counsel to the Company (Becker & Poliakoff LLP) nor counsel to Target (Troutman & Sanders LLP) has acted or is acting as counsel to the undersigned and that the undersigned has not relied upon any legal advice except as provided by its own counsel. The undersigned represents and warrants that it has duly authorized its representative to execute this agreement on its behalf.

Remainder of page intentionally left blank; signature page follows.

IN WITNESS WHEREOF, the parties have caused this agreement to be duly executed as of the date first set forth above.

[AEON MEMBER]

Agreed to and accepted:

Authentidate Holding Corp.

By:	Ian C. Bonnet
Title:	Chief Executive Officer

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